Provision for Silicosis Settlement	12 Months Ended
Jun. 30, 2019
Other provisions, contingent liabilities and contingent assets [Abstract]
Provision for Silicosis Settlement
PROVISION FOR ENVIRONMENTAL REHABILITATION

ACCOUNTING POLICY

Estimated long-term environmental obligations, comprising pollution control, rehabilitation and mine closure, are based on the group’s environmental management plans in compliance with current technological, environmental and regulatory requirements.

Based on disturbances to date, the net present value of expected rehabilitation cost estimates is recognised and provided for in full in the financial statements. The estimates are reviewed annually and are discounted using a pre-tax risk-free rate that is adjusted to reflect the current market assessments of the time value of money and the risks specific to the obligation.

Annual changes in the provision consist of finance costs relating to the change in the present value of the provision and inflationary increases in the provision estimate, as well as changes in estimates. The present value of environmental disturbances created are capitalised to mining assets against an increase in the rehabilitation provision. If a decrease in the liability exceeds the carrying amount of the asset, the excess is recognised immediately in the income statement. If the asset value is increased and there is an indication that the revised carrying value is not recoverable, impairment is performed in accordance with the accounting policy dealing with impairments of non-financial assets (refer to note 2.5). Rehabilitation projects undertaken included in the estimates are charged to the provision as incurred. The cost of ongoing current programmes to prevent and control pollution is charged against income as incurred. Over time, the liability is increased to reflect an interest element, and the capitalised cost is depreciated over the life of the related asset.

CRITICAL ACCOUNTING ESTIMATES AND JUDGEMENTS

Significant judgement is applied in estimating the ultimate rehabilitation cost that will be required in future to rehabilitate the group’s mines. Ultimate cost may significantly differ from current estimates. The following rates were used in the calculation of the provision:

	2019	2018	2017
	%	%	%

South African operations
Inflation rate	5.25	5.50	6.50
Discount rates
- 12 months	6.50	6.70	7.50
- one to five years	6.85	7.00	7.60
- six to nine years	8.50	8.20	8.40
- ten years or more	9.60	8.60	9.10

PNG operations:
Inflation rate	5.00	6.00	6.60
Discount rate	6.25	6.25	6.25

The group’s mining and exploration activities are subject to extensive environmental laws and regulations. The group has made, and expects to make in the future, expenditures to comply with such laws and regulations, but cannot predict the full amount of such future expenditures. Estimated future reclamation costs are based principally on legal and regulatory requirements.

25	PROVISION FOR ENVIRONMENTAL REHABILITATION continued

The following is a reconciliation of the total provision for environmental rehabilitation:

	SA rand
Figures in million	2019	2018

Balance at beginning of year	3 309	2 638
Change in estimate - Balance sheet[1]	(439)	(175)
Change in estimate - Income statement	33	67
Utilisation of provision	(86)	(94)
Time value of money and inflation component of rehabilitation costs	208	191
Acquisitions[2]	—	663
Transfer [3]	37	—
Translation	(8)	19

Balance at end of year	3 054	3 309
[1] The biggest contributor was Moab Khotsong, where a decrease of R240 million was recognised following on alignment of the methodology and other assumptions including rates.
[2] The 2018 acquisition relates to the Moab Khotsong operations (refer to note 12).
[3] Refer to note 28 for details.

The provision for environmental rehabilitation for PNG amounts to R994 million (2018: R969 million) and is unfunded.

While the ultimate amount of rehabilitation costs to be incurred in the future is uncertain, the group has estimated that, based on current environmental and regulatory requirements, the total undiscounted cost for the operations, in the current monetary terms, is as follows:

	SA rand
Figures in million	2019	2018

Future net undiscounted obligation

Ultimate estimated rehabilitation cost	4 139	4 338
Amounts invested in environmental trust funds (refer to note 16)	(3 273)	(3 238)

Total future net undiscounted obligation	866	1 100

With the introduction of the National Environmental Management Act (NEMA) Regulations on Financial Provisioning, effective from February 2020, there may be changes to the estimate of the liability and the way in which the group funds the obligation.

The group intends to finance the ultimate rehabilitation costs from the money invested in environmental trust funds as well as the proceeds on sale of assets and gold from plant clean-up at the time of mine closure. The group has guarantees in place, some cash-backed, relating to some of the environmental liabilities. Refer to notes 15 and 35.
PROVISION FOR SILICOSIS SETTLEMENT

CRITICAL ACCOUNTING ESTIMATES AND JUDGEMENTS

Significant judgement is applied in estimating the cost that will be required in future to settle any claims against cartain of the group’s mines. The ultimate cost may differ from current estimates.

The provision amount was based on estimates of number of potential claimants, levels of disease progression and take-up rates. These estimates were informed by historic information, published academic research and professional opinion. The key assumptions that were made in the determination of the provision amount include:
• Silicosis prevalence rates;
• Estimated settlement per claimant;
• Benefit take-up rates;
• Disease progression rates; and
• Timing of cash flows.

26	PROVISION FOR SILICOSIS SETTLEMENT continued

CRITICAL ACCOUNTING ESTIMATES AND JUDGEMENTS continued

A discount rate of 8.5% (2018:8.5%) (2017: 8.0%) was used, based on government bonds with similar terms to the obligation.

There is uncertainty with regards to the rate at which potential claims would be reported as well as the benefit take-up rates. Refer to sensitivity analysis on the key assumptions below.

Consolidated class action

Harmony and certain of its subsidiaries (Harmony group), together with other mining companies, are named in a class action for silicosis and tuberculosis which was certified by the Johannesburg High Court in May 2016.

A gold mining industry working group which includes Harmony (the working group) was formed in November 2014 to address issues relating to the compensation and medical care for occupational lung diseases in the gold mining industry in South Africa. The working group engaged all stakeholders on these matters and on 3 May 2018, announced that they have reached an agreement with the lawyers representing the claimants in the silicosis class action litigation. The settlement is subject to certain suspensive conditions, including the agreement being approved by the South Gauteng High Court. Refer to note 36 for events after the reporting date.

Annual changes in the provision consist of time value of money (recognised as finance costs) and changes in estimates (other operating expenses). The change in estimate for 2019 is a gain of R62 million due to a change in the timing of expected cash flows. The contributions are expected to be settled by cash flows from the group's South African operations and will occur over a number of years. The nominal amount for Harmony group is R1.3 billion.

The following is a reconciliation of the total provision for the silicosis settlement:

	SA rand
Figures in million	2019	2018

Balance at beginning of year	925	917
Change in estimate	(62)	(68)
Time value of money and inflation component	79	76

Balance at end of year	942	925

Sensitivity analysis

The impact of a reasonable change in certain key assumptions would increase or decrease the provision amount by the following amounts:

	SA rand
Figures in million	2019	2018

Effect of an increase in the assumption:

Change in benefit take-up rate[1]	66	65
Change in silicosis prevalence[2]	66	65
Change in disease progression rates[3]	33	31

Effect of a decrease in the assumption:

Change in benefit take-up rate[1]	(66)	(65)
Change in silicosis prevalence[2]	(66)	(65)
Change in disease progression rates[3]	(33)	(31)

[1] Change in benefit take-up rate: the take-up rate does not affect the legal cost allocation, but a 10% change results in a proportionate change in the other values.
[2] Change in the silicosis prevalence: the assumptions that will result in a change in the estimated number of cases are either a 10% change in the assumed labour number or a 10% change in the disease risk.
[3] Change in disease progression rates: a one year shorter/longer disease progression period was used. This assumption is not applicable to the dependant or TB classes.

26	PROVISION FOR SILICOSIS SETTLEMENT continued

The above sensitivity analysis is based on a change in an assumption while holding all other assumptions constant. In practice, this is unlikely to occur, and changes in some of the assumptions may be correlated. A change in the settlement claim amount would result in a change in the provision amount on a rand for rand basis.

The ultimate outcome of this matter remains uncertain, with a possible failure to fulfill all the suspensive conditions. The provision recorded in the financial statements is consequently subject to adjustment or reversal in the future.